UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2019

Pulse Evolution Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-55353	26-4330545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1115 Broadway, 12th Floor, New York, NY	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 537-5775

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Share Exchange and Purchase Agreement

On August 15, 2019, Pulse Evolution Group, Inc. (the “Company”) acquired 100% of the issued and outstanding capital stock of Facebank AG, a privately-owned Swiss corporation (the “Facebank AG”), in exchange for 2,500,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company pursuant to a Share Exchange and Purchase Agreement, dated April 15, 2019 (the “Share Exchange Agreement”), between the Company and the sole shareholder of Facebank AG (the “Selling Stockholder”). Facebank AG is a Swiss holding company which owns a 18.6% minority interest in Nexway AG (“Nexway AG”) and has entered into a binding agreement to acquire an aggregate 62.6% majority interest in Nexway AG, no later than August 31, 2019. Nexway AG is a Karlsruhe-based and Germany-listed digital software and solutions company, which provides a subscription-based platform for the monetization of intellectual property, principally for entertainment, games and security software companies, through its proprietary merchant presence in 180 different countries. Facebank AG also owns 100% of StockAccess Holdings SAS (“SAH”), a French joint stock company and investor in the global luxury, entertainment and celebrity focused industries that directly or indirectly holds control investments in multiple other material subsidiaries, including 8+ Holdings LLC and P8H Inc, in the United States, and Highlight Finance Corp., in the British Virgin Islands (“HFC”). The Company purchased Facebank AG, principally to secure a global distribution network for the Company’s digital human applications and entertainment properties, which includes access to Nexway’s existing customer list of 14 million active subscribers, the considerably greater reach of Nexway’s custodial access to its clients’ customer lists, and the ability to conduct business directly in roughly 180 countries.

Pursuant to the Share Exchange Agreement, the Company agreed to be bound, in all respects as borrower, by the bond obligations of SAH, Nexway SAS (the 100% owned French subsidiary of Nexway AG) and HFC (summarized below). Notwithstanding the current principal repayment requirements and terms of the Bonds, Company agreed to pre-pay at least EUR 9,500,000 of the outstanding principal of the SAH Bond (as defined below) by March 31, 2020.

SAH is the borrower under EUR 20,000,000 bond (USD $22,209,0001) (“SAH Bond”) issued and outstanding with 100% ownership interest of SAH pledged under the SAH Bond, and SAH currently being in compliance with all the terms and obligations under the SAH Bond issuance conditions.

Nexway SAS is the borrower under EUR 12,000,000 bond (USD $13,325,400) (“Nexway Bond”), of which EUR 7,500,000 is issued and outstanding, with 100% ownership interest of Nexway SAS pledged under the Nexway Bond, and Nexway SAS currently being in compliance with all the terms and obligations under Nexway Bond.

HFC is the borrower under EUR 15,000,000 (USD $16,656,750) term bond facility issued and outstanding (“HFC Bond”), HFC is currently being in compliance with all the terms and obligations under the HFC Bond issuance conditions. HFC holds (i) as the secured creditor a $10,000,000 loan facility owed to HFC by SAH subsidiary, P8H Inc., as the borrower, (ii) 998,114 shares of common stock of the Company, and (iii) other assets.

As represented by the Selling Stockholder at closing, the cash and securities asset balances (unaudited) of Facebank AG, and its consolidated subsidiaries, were an aggregate EUR 17,826,878 (USD $19,795,857), consisting of EUR 8,585,121 (USD $9,533,348) in cash and EUR 9,241,757 (USD $10,262,509) in bonds and equities.

The Company agreed, independently and also as a condition of the Share Exchange Agreement, to change the name of the Company to Facebank Group Inc. The Company also confirmed its intent to submit a listing application to the New York Stock Exchange (the “NYSE”). The listing application is subject to the review and approval of the NYSE and the satisfaction of all applicable listing and regulatory requirements. While the Company intends to satisfy all of the NYSE’s requirements for initial listing, no assurance can be given that this application will be approved. The Company’s Common Stock will continue to trade on the OTCQB under its current symbol, DGLF, until the listing application is submitted and during the NYSE review process, if any.

1 All USD equivalents in this Form 8-K are based on an Euro/USD exchange rate of 1.11045 on August 15, 2019.

The foregoing description of the Share Exchange Agreement is qualified in its entirety by reference to the Share Exchange Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 15, 2019, the Share Exchange Agreement, as amended, was consummated. The disclosure included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Pursuant to the Share Exchange Agreement, on August 15, 2019, the Company agreed to be bound, in all respects as borrower, by the existing bond obligations of SAH, Nexway AG and HFC. The disclosure included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

As disclosed under Items 1.01 of this Current Report on Form 8-K, pursuant to the Share Exchange Agreement, on August 15, 2019, the Company issued an aggregate of 2,500,000 unregistered shares of its Common Stock to the Selling Stockholder in exchange for 1,000 shares of common stock of Facebank AG, which represented 100% of the issued and outstanding capital stock of Facebank AG.

The Company issued the 2,500,000 shares of its Common Stock pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, available to the Company by Section 4(a)(2) promulgated thereunder due to the fact that it was an isolated issuance and did not involve a public offering of securities.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

The Company shall provide the financial statements required by this item not later November 1, 2019 (71 calendar days after the date that this Form 8-K must be filed)

(b)	The Company shall provide the pro forma financial information required by this item not later November 1, 2019 (71 calendar days after the date that this Form 8-K must be filed).

(d) Exhibits

Exhibit	Description

10.1	Share Exchange and Purchase Agreement, dated August 15, 2019, between Facebank Group, Inc. (Pulse Evolution Group, Inc.) and the shareholder of Facebank AG

10.2	Amendment No. 1, dated August 15, 2019, to the Share Exchange and Purchase Agreement, dated August 15, 2019, between Facebank Group, Inc. (Pulse Evolution Group, Inc.) and the shareholder of Facebank AG

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULSE EVOLUTION GROUP, INC.

Date: August 21, 2019	By:	/s/ John Textor
	Name:	John Textor
	Title:	Chief Executive Officer